Exhibit 10

                          Independent Auditors' Consent


The Board of Directors
American Fidelity Assurance Company:

We consent to the use of our reports included herein and the reference to our firm under the heading "Custodian and Independent Accountants" in the Statement of Additional Information.

                                   /s/ KPMG LLP


Oklahoma City, Oklahoma
April 30, 2002